POWER OF ATTORNEY

      The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of May, 1997.

                                       /s/ Richard A. Nielsen
                                       ---------------------------------
                                       Richard A. Nielsen

                                POWER OF ATTORNEY

      The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of May, 1997.

                                       /s/ David A. Olsen
                                       ---------------------------------
                                       David A. Olsen

                                POWER OF ATTORNEY

      The undersigned, a Director of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint any one of A. J. C. Smith, Frank J. Borelli and Gregory F. Van Gundy to be the undersigned's agent and attorney-in-fact, each with the power to act fully hereunder without the other and with full power of substitution to act in the name and on behalf of the undersigned:

      To sign or to transmit electronically in the name and on behalf of the undersigned, as a Director of the Company, and file with the Securities and Exchange Commission on behalf of the Company any registration statements for the registration of the Company's common stock and related interests to be issued pursuant to the Company's duly adopted employee benefit, compensation and stock plans, any registration statements for the registration of the Company's common stock for issuance in connection with future acquisitions or for resale by the holders thereof who acquired or will acquire such stock in connection with past or future acquisitions, and any amendments or supplements to such registration statements; and

      To execute and deliver, either through a paper filing or electronically, any agreements, instruments, certificates or other documents which they shall deem necessary or proper in connection with registration statements and prospectuses and amendments or supplements thereto and generally to act for and in the name of the undersigned with respect to such filings as fully as could the undersigned if then personally present and acting.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney effective the 21st day of May, 1997.

                                       /s/ Norman Barham
                                       ---------------------------------
                                       Norman Barham